EXHIBIT 10.23Z

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

THIRTY-THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This THIRTY-THIRD AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.	Schedule F, “FEES”, CSG Licensed Products, Section III. entitled “CSG’s Interactivate,” of the Agreement is hereby deleted in its entirety and replaced with the following:

CSG Licensed Products
	III.	CSG’s Interactivate

Description of Item/Unit of Measure	Frequency	Partner Transaction Fee (Note 7)	Non-Partner Transaction Fee (Note 7)
1. Implementation and Configuration (Note 1)	*** *******	*****	*/*
2. Initial Managed Services Support Fees (Note 2) (Note 4)
a. Initial Fee	***— ****	$************	*/*
b. Up to ******* ************ per month	*******	$***********	$********
3. Incremental Managed Services Support Fees (Note 3) (Note 4)
a. In excess of ******* but less than or equal to ******* ************ (*** ***********)	*******	$******	$******
b. In excess of ******* but less than or equal to ******* ************ (*** ***********)	*******	$******	$******
c. ******* to ********* ************ (*** ***********)	*******	$******	$******
d. Additional Capacity (Note 5)	*** *******	**** + **% ******	**** + **% ******
4. Additional Partner Interfaces (Note 6)
a. Startup (*** ******* *********)	*** *******	$***********	*/*
b. Maintenance and support (*** ******* *********)	*******	$**********	*/*

Note 1: Implementation and Configuration.  All implementation and configuration services and the associated fees shall be set forth in a mutually agreed upon statement(s) of work.   Reimbursable Expenses are additional.

Note 2: Initial Managed Services Support Fees.  The ***-**** and ***** ******* recurring Initial Managed Services Support Fees shall be invoiced to Customer upon ***** * ********** ******* ****, as such date is identified in the Statement of Work, CSG document no. 2310384, between CSG and Customer.  Fee includes the following for up to ******* ************ *** ***** in CSG’s managed services environment:

•

CSG Interactivate software, maintenance and support, including, without limitation, a license to use Interactivate in CSG’s managed services environment during the Term and any Additional Interactivate Commitment Term that Customer may elect at its option.

•	Environment maintenance and support (includes changes/updates required for QT04, QT05 and QT07)

•

Maintenance and support for one (1) CCS downstream interface, one (1) CCS upstream interface, two (2) Customer identified partner downstream interfaces, two (2) Customer identified partner upstream interfaces.  CSG shall provide the Customer identified partner interfaces pursuant to a separately negotiated mutually agreed upon statement of work, which will set both fees based upon time and materials for the development thereof.

•

The parties agree to a ******-*** (**) ***** ******* ********** for CSG’s Interactivate Product to be paid in ***** ******* ************ of no less than $****** over the ******-*** (**) ***** term commencing on September 23, 2011, subject to annual price adjustment as provided in

EXHIBIT 10.23Z

*** Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Section 4 of the Agreement.  In the event Customer terminates its use of CSG’s Interactivate prior to September 22, 2014 for reasons other than those set forth in Section 19 (a), 19 (c) or 19 (g), Customer agrees that in addition to all other amounts due and owing to CSG under the Agreement, Customer shall pay the ******* *********** ****** of $****** multiplied by the remaining ****** ** *** ******-*** (**) ***** ******* **********.  In addition to the foregoing, Customer may at its sole option, upon notice to CSG, extend the Term for up to two (2) additional two (2) year commitment periods (each an “Additional Interactivate Commitment Term”) upon the same terms provided herein.  In the event Customer terminates its use of CSG Interactivate prior to the end of a then current Additional Interactivate Commitment Term for reasons other than those set forth in Section 19 (a), 19 (c) or 19 (g), Customer agrees that in addition to all other amounts due and owing to CSG under the Agreement, Customer shall pay the ******* *********** ****** of $****** multiplied by the remaining ****** ** *** **** ******* ********** ************* ********** ****.

Note 3: Incremental Managed Services Support Fees.  The incremental managed services support fees shall be in addition to the initial managed services support fee and are invoiced due to ********* *********** ******* ***** *** ******** ** *** ******* ******* ******** *********** ** ******* ************ *** ***** (the “******* ******** ***********”).  In consideration of the incremental managed services support fees, CSG shall provide the following:

•

A non-exclusive, non-transferable (except as set forth in Section 29 of the Agreement), non-sublicensable, perpetual (except as limited by Section 18 of the Agreement) limited, right and license to Customer and its Affiliates and its and their respective employees to use CSG Interactivate software in CSG’s managed services environment during the Term (including, without limitation, any ********** ************* ********** ****), as well as CSG’s maintenance and support therefor.

•	Environment maintenance and support (excludes the procurement of additional hardware and 3rd party software necessary to support the environment – see Note 5 below).

•

As a point of clarification, the *********** ***** set forth in the table above under this section are intended to be cumulative.  As an example, if Customer had ******* ************ in any given month, the fee for all ******* ************ above the capacity of the initial managed services environment of ******* ************, would be at the rate of $**** *** ***********.

Note 4:  Transactions are comprised of incoming requests from particular systems, and outbound actions transmitted to downstream systems initiated per specific guidelines (excludes serviceability requests).  In the event the transaction volume exceeds ********* for any *** *********** ******, the parties agree to negotiate in good faith fees for the next tier.

Note 5: Additional Capacity.  Customer agrees that additional fees for an increased capacity environment shall be applicable should Customer exceed the Initial Capacity Environment and Customer shall be responsible for the payment of those fees as identified in this schedule.

Note 6:  Additional Partner Interfaces.  The startup of additional or new partner interfaces shall be set forth in mutually agreed upon statement(s) of work.

Note 7: For clarification purposes, CSG shall invoice all transactions sent to Customer’s Partners at the Partner Transaction Fee Rate.  CSG shall invoice all transactions sent between CSG ACP and Interactivate, all transactions sent between Customer and Interactivate, and all “No Action” transactions at the Non-Partner Transaction Fee rate.

All fees provided herein are subject to annual adjustment as provided in Section 4 of the Agreement.

2.

Customer requests and CSG agrees that the Interactivate Initial Managed Services Support Fees and the Incremental Managed Services Support Fees for Partner and Non-Partner Transaction Fees, shall be decremented against the $********* ****** provided by CSG to Customer under the Tenth Amendment to the Agreement (CSG document no. 2307267) until extinguished.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH NETWORK L.L.C.		CSG SYSTEMS, INC.
By: /s/ Michael K McClaskey		By: /s/ Michael J. Henderson
Name: Michael K. McClaskey		Name: Michael J. Henderson
Title:	Senior Vice President and Chief Information Officer	Title: EVP Sales & Marketing
Date: 5/20/13		Date: 5/20/13